Exhibit 99.1

F45 Names Tom Dowd as Chief Executive Officer and Mark Wahlberg as Chief Brand Officer

Health & Wellness Veteran Dowd and F45 Ambassador and Board Member Wahlberg Bring Wealth of

Industry Expertise and Brand Building Track Record to F45

Strengthened Leadership Team to Accelerate Refinement of Go-Forward Strategy and Take F45 to the

Next Level

AUSTIN, TX, March 30, 2023 – F45 Training Holdings Inc. (NYSE: FXLV) (“F45” or the “Company”) today announced that it has strengthened its leadership team with the naming of a new Chief Executive Officer and Chief Brand Officer who together bring to F45 highly relevant expertise and a proven track record of building successful brands worldwide. These key appointments follow the Company’s recent announcement of $90 million in new financing to improve its balance sheet and drive the business forward.

Tom Dowd has been appointed F45’s new CEO, effective immediately. He succeeds outgoing interim CEO Ben Coates, who remains on the Company’s Board of Directors. Mr. Dowd is a seasoned operator who spent 25 years at GNC Holdings in a variety of executive leadership roles and, more recently, co-founded Performance Inspired™, a leading active lifestyle nutrition company. Mr. Dowd was one of the early investors in F45.

“Tom has significant experience building successful franchise model and consumer goods businesses, cultivating globally resonant lifestyle brands, and developing high-performing teams, making him well suited to lead F45 into the future,” said Gene Davis, Chairman of F45’s Board. “We are delighted to bring Tom onboard to help further refine F45’s go-forward business strategy to deliver sustainable growth, enhance opportunities for our franchisees and team, and drive long-term value for shareholders.”

“F45 is a game-changer in the fitness industry, and I couldn’t be more energized to be named CEO,” said Mr. Dowd. “The Company is differentiated by its strong brand, dynamic and innovative programming, and a robust franchisee network – all of which I am confident will remain the cornerstones of our future success. I look forward to collaborating with the talented and passionate F45 team, as well as the Board, to take the business and brand to the next level for the benefit of all of our stakeholders.”

In addition, F45 investor and brand ambassador Mark Wahlberg, who has been a member of the Company’s Board since March 2019, has been named F45’s Chief Brand Officer, effective immediately. Beyond being a renowned actor and producer, Mr. Wahlberg is a fitness enthusiast and successful entrepreneur. He has built multiple brands across the retail and consumer goods sectors, including having co-founded Wahlburgers, Municipal Apparel, and Performance Inspired™.

“Just like our incredible training community, F45 has been laser focused in recent months on getting stronger and stronger, and I am thrilled to help the Company elevate its amazing brand and vision at this pivotal time,” said Mr. Wahlberg. “I am confident in our ability to enhance what I believe is already the world’s best workout for studio operators and our more than 300,000 committed members across the globe.”

Mr. Davis added, “We are thrilled that Mark will be deepening his involvement with F45 and look forward to benefitting from his unique blend of business acumen and branding expertise. I am confident that under the leadership of Tom, Mark, and the rest of the management team, F45 will be poised to build on its strengths while evolving to unlock its full potential. As we look ahead to the significant opportunities in front of us, I would also like to thank Ben for his contributions as interim CEO during a period of transition.”

Biographies can be found on the Executive Management pages of the Company’s website.

About F45

F45 offers consumers functional 45-minute workouts that are effective, fun and community-driven. F45 utilizes proprietary technologies including a fitness programming algorithm and a digitally-enabled delivery platform that leverages a rich content database of thousands of unique functional training movements to offer new workouts each day and provide a standardized experience across F45’s global franchise. For more information, please visit www.f45training.com.

Forward-Looking Statements

Statements in this press release that refer to F45’s future plans and expectations, including without limitation, those relating to the new members of its management team and their expected contributions and impact on the business and its strategy, are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. Words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or negatives of these words and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to F45’s strategy, financial outlook, and business plans also identify forward-looking statements. All forward-looking statements included in this press release are based on management’s expectations as of the date of this press release and, except as required by law, F45 disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: our dependence on the operational and financial results of, and our relationships with, our franchisees and the success of their new and existing studios; our ability to protect our brand and reputation; our ability to identify, recruit and contract with a sufficient number of qualified franchisees; our ability to execute our growth strategy, including through development of new studios by new and existing franchisees; our ability to manage our growth and the associated strain on our resources; our ability to successfully integrate any acquisitions, or realize their anticipated benefits; the high level of competition in the health and fitness industry; economic, political and other risks associated with our international operations; changes to the industry in which we operate; our reliance on information systems and our and our franchisees’ ability to properly maintain the confidentiality and integrity of our data; the occurrence of cyber incidents or a deficiency in our cybersecurity protocols; our and our franchisees’ ability to attract and retain members; our and our franchisees’ ability to identify and secure suitable sites for new franchise studios; risks related to franchisees generally; our ability to obtain third-party licenses for the use of music to supplement our workouts; certain health and safety risks to members that arise while at our studios; our ability to adequately protect our intellectual property; risks associated with the use of social media platforms in our marketing; our ability to obtain and retain high-profile strategic partnership arrangements; our ability to comply with existing or future franchise laws and regulations; our ability to anticipate and satisfy consumer preferences and shifting views of health and fitness; our business model being susceptible to litigation; the increased expenses associated with being a public company; and additional factors discussed in our filings with the Securities and Exchange Commission (the “SEC”). Further, many of these factors are, and may continue to be, amplified by the COVID-19 pandemic. Detailed information regarding these and other factors that could affect F45’s business and results is included in F45’s SEC filings, including in the section titled “Risk Factors” in F45’s Annual Report on Form 10-K and other SEC filings.

Media Contact

Kekst CNC

Sherri L. Toub / Anntal Silver / Daniel Hoadley

F45MediaInquiries@kekstcnc.com

Investor Contact

ICR, Inc.

Bruce Williams

F45IR@icrinc.com

(332) 242-4303

Source: F45 Training Holdings Inc.

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